UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2004

TRAVELERS PROPERTY CASUALTY CORP.

(Exact Name of Registrant as Specified in its Charter)

Connecticut (State or Other Jurisdiction of Incorporation)	001-31266 (Commission File Number)	No. 06-1008174 (IRS Employer Identification No.)

One Tower Square, Hartford, Connecticut		06183

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (860) 277-0111

Not Applicable

(Former name or former address, if changed since last report.)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURES
EXHIBIT INDEX
PRESS RELEASE
FOURTH QUARTER 2003 FINANCIAL SUPPLEMENTAL

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 28, 2004, Travelers Property Casualty Corp. (the “Company”) issued a press release announcing the results of the Company’s operations for the quarter and full year ended December 31, 2003 and the availability of the Company’s fourth quarter financial supplement on the Company’s web site. The press release and financial supplement are furnished as Exhibits 99.1 and 99.2, respectively, to this Report.

As provided in General Instruction B.6 of Form 8-K, the information and exhibits contained in this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELERS PROPERTY CASUALTY CORP.

Date: January 29, 2004	/s/ Paul H. Eddy

By

Name: Paul H. Eddy
Title: Deputy General Counsel
And Assistant Secretary

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 28, 2004, reporting results of operations.

99.2	Fourth Quarter 2003 Financial Supplement

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